EXHIBIT 24


POWERS OF ATTORNEY

	We, the undersigned directors and officers of Star Banc Corporation hereby appoint Jerry A. Grundhofer and Jennie P. Carlson or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 to be filed in connection with the Corporation's Stock Incentive Plan for Employees including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons as of the 28th day of April, 1997 in the capacities indicated:


Signature                   Title


/s/ Jerry A. Grundhofer     Chairman of the Board, President, Chief Executive
Jerry A. Grundhofer         Officer and Director

/s/ David M. Moffett        Executive Vice President and Chief Financial
David M. Moffett            Officer

/s/ James D. Hogan
James D. Hogan              Controller

/s/ James R. Bridgeland, Jr.
James R. Bridgeland, Jr.    Director


Laurance L. Browning, Jr.   Director


Victoria B. Buyniski        Director

/s/ Samuel M. Cassidy
Samuel M. Cassidy           Director

/s/ V. Anderson Coombe
V. Anderson Coombe          Director


John C. Dannemiller         Director

/s/ J. P. Hayden, Jr.
J. P. Hayden, Jr.           Director

/s/ Roger L. Howe
Roger L. Howe               Director

/s/ Thomas J. Klinedinst, Jr.
Thomas J. Klinedinst, Jr.   Director


Charles S. Mechem, Jr.      Director


Daniel J. Meyer             Director

/s/ David B. O'Maley
David B. O'Maley            Director


O'dell M. Owens             Director

/s/ Thomas E. Petry
Thomas E. Petry             Director

/s/ William C. Portman
William C. Portman          Director

/s/ Oliver W. Waddell
Oliver W. Waddell           Director
r.*
Thomas J. Klinedinst, Jr.   Director